Filed Pursuant to 497(a)

File No. 333-216344

Rule 482ad

Saratoga Investment Corp.

6.25% Notes Due 2025

Final Pricing Term Sheet

August 21, 2018

Issuer:	Saratoga Investment Corp.

Title of the Securities:	6.25% Notes due 2025 (the “Notes”)

Private Rating:	Egan-Jones Ratings Company: BBB

Initial Aggregate Principal Amount Being Offered:	$35,000,000

Option to Purchase Additional Notes:	Up to an additional $5,000,000 aggregate principal amount of Notes within 30 days

Underwriting Discount:	$0.78125 per Note; $1,093,750 total (assuming the over-allotment option is not exercised)

Net Proceeds to the Issuer, before Expenses:	$24.21875 per Note; $33,906,250 total (assuming the over-allotment option is not exercised)

Initial Public Offering Price:	100% of aggregate principal amount

Denominations:	Issue the Notes in denominations of $25.00 and integral multiples of $25.000 in excess thereof

Principal at Time of Payment:	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date.

Type of Note:	Fixed rate note

Coupon Rate:	6.25% per annum

Day Count:	30/360

Original Issue Date:	August 28, 2018

Stated Maturity Date:	August 31, 2025

Date Interest Starts Accruing:	August 28, 2018

Interest Payment Date:	Every February 28, May 31, August 31 and November 30, beginning November 30, 2018. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest Periods:	The initial interest period will be the period from and including August 28, 2018, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular Record Dates for Interest:	February 15, May 15, August 15 and November 15, beginning November 15, 2018

Optional Redemption:	The Notes may be redeemed in whole or in part at any time or from time to time at Issuer’s option on or after August 28, 2021 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.

Repayment at Option of Holders:	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Listing:	Issuer intends to list the Notes on the New York Stock Exchange, within 30 days of the original issue date under the trading symbol “SAF.”

CUSIP / ISIN:	80349A505/US80349A5056

Joint Book-Running Managers:	Ladenburg Thalmann & Co. Inc. BB&T Capital Markets Janney Montgomery Scott

The issuer has filed a registration statement (including a prospectus and related prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for this offering.